EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement") is effective as of January 1, 2005, by and between Hemobiotech, Inc., a Delaware corporation (the "Company"), and Robert Comer (the "Executive")

         WHEREAS, Executive is a consultant acting in the capacity of Acting Chief Financial Officer of the Company and has contributed to the financial management of the Company;

         WHEREAS, The Company desires to employ Executive as a full time employee in the capacity of Acting Chief Financial Officer;

         Now, Therefore, in consideration of the premises and mutual covenants and agreements herein contained, the parties hereby agree as follow:

1) EMPLOYMENT AND DUTIES. The Company hereby employs Executive and Executive hereby accepts such employment in the capacity of Acting Chief Financial Officer of the Company to act in accordance with the terms and conditions hereinafter set forth. During the term of this Agreement, Executive agrees that this position will be his principal employment, that he will devote his best efforts and all of his business time, attention and skills to the operation of the Business of the Company and that he will perform such duties, functions, responsibilities and authority in connection with the foregoing as are from time to time delegated to Executive by the Board of Directors and/or the Chief Executive Officer of the Company as delegated by the Board of Directors. For purposes of this Agreement, the Business of the Company shall be defined as the development and commercialization of a substitute for human and/or animal blood.

2) TERM. The term of this Agreement shall commence on the date hereof and shall continue until the Company or the Executive terminates the agreement with 14 day notice.

3) COMPENSATION. In consideration of all of the services to be rendered by Executive to the Company hereunder, the Company


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hereby agrees to pay or otherwise provide Executive the following  compensation, it being understood that the Company shall have the right to deduct therefrom all taxes which may be required to be deducted or withheld under any provision of applicable law ( including but not limited to Social Security payments, income tax withholding and other required deductions now in effect or which may become effective by law any time during the Term):

         a) SALARY. Executive shall receive $60 per hour of service to the Company. The duties and time of service will be determined by the Board of Directors and/or the Chief Executive Officer as delegated by the Board of Directors.

         b) EXPENSES. Executive shall be entitled to receive reimbursement for all reasonable expenses incurred by him in connection with the fulfillment of his duties hereunder; provided, however, that Executive has complied with all policies and procedures relating to the reimbursement of such expenses as shall, from time to time, be established by the Company.

         4) TERMINATION. This Agreement shall terminate on the earliest to occur of the following events:

                  i. the termination of Executive by the Company.
                 ii. the termination by the Executive.
                iii. the Company and the  Executive  will give 14 day advance notice to termination.

         5) RESTRICTIVE COVENANTS. Executive and the Company agree that the Company would suffer irreparable harm and incur substantial damage if Executive were to enter into Competition (as defined herein) with the Company. Therefore, in order for the Company to protect its legitimate business interests, Executive agrees as follows:

                  a) Without prior written consent of the Company, Executive shall not, during the period of employment with the Company, directly or indirectly, invest or engage in any business that is Competitive (as Defined herein) with the Business of the Company, except that Executive may own up to five percent


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                           (5%) of any  outstanding  class of  securities of any
                           company registered under Section 12 of the Securities Exchange Act of 1934, as amended.

                  b) Upon termination of his employment with the Company, and for a period of twelve (12) months thereafter, Executive shall not, either directly or indirectly, engage, hire, employ or solicit in any manner whatsoever the employment of an employee of the Company.

                  c) For purposes of this Agreement, a business or activity is in "Competition "or "Competitive" with the Business of the Company if it involves, and a person or entity is a "Competitor", if that person or entity is engaged in, or about to become engaged in, the development of a substitute for blood of human as well as animal origin.

         6)       DISCOVERIES AND INVENTIONS.

                  a) Executive hereby assigns to the Company all his right, title, and interest in and to any and all inventions, discoveries, developments, improvements, techniques, designs, data, and all other work products, which Executive conceives of, reduces to practice, in the course of his employment.

                  b) Executive agrees to perform all acts necessary to enable the Company to learn of and protect the rights it receives hereunder, including, but not limited to, making full and immediate disclosure of all documents required to acquire and convey to the Company patent and copyright protection in the United States and elsewhere.

         7) CONFIDENTLALITY. For purposes of this Agreement, "Confidential Information and Trade Secrets" shall mean all information, ideas, know how, trade secrets, processes, computer software or programs and related documentation, methods, practices, fabricated techniques, technical plans, information and all other compilations of information which relate to the Business of, and are owned by, the company, which were not known generally to others engaged in the Business of the Company and which the Company has taken affirmative actions to protect from public disclosure or which do


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                  not exist in the public domain.  Executive  acknowledges that, during his term of employment with the Company, he shall have access to and become familiar with Confidential Information and Trade Secrets that are owned by the Company. Executive shall not use, in any way or disclose any of the Confidential Information and Trade Secrets, directly or indirectly, either during the term of his employment or at any time thereafter, except as required in the course of his employment. All files, records, documents, information, data and similar items and documentation relating to the Business of the Company, whether prepared by Executive or otherwise, coming into Executive's possession, shall remain the exclusive property of the Company and will be returned to the Company by the Employee after Termination of this Agreement. The obligations of this Section
                  7  are  continuous  and  shall  survive  the   termination  of
                  Executive's employment with the Company.

         8) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and deemed to have been given when delivered in person or when dispatched by telegram or mail, registered or certified, return receipt requested, postage prepaid, simultaneously dispatched to the addresses at the addresses specified below.

                           If to  Executive:  Robert  Comer,  6560  Calais  Dr.,
                  Dallas, Tx 75254, Phone number is 972-960-0909

                           If to the Company:  Hemobiotech,  Inc.,  14221 Dallas
                  Parkway, Dallas, TX 75254, Phone number is 214-540-8411.

         9) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes all prior agreements and understandings, whether oral or written, with respect to the same. No modification, alteration, amendment or recision of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by both parties hereto.

         10) GOVERNING LAW. This Agreement and the rights and duties of the parties hereunder shall be governed by, construed under and enforced in accordance with the laws of the State of Delaware.


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         11)      ASSIGNMENT.  This Agreement  shall inure to the benefit of and be binding upon the parties hereto and their respective assigns. The rights, duties and obligations and permitted Agreement are assignable by the Company to a successor of all or substantially all of the business or assets of the Company. The rights, duties and obligations of Executive under this Agreement shall not be assignable.

         12) SEVERABILITY. The invalidity of any provision of this Agreement under the applicable laws of the State of Delaware or any other jurisdiction, shall not affect the other provisions. The intention of the parties, as expressed in any provision held to be void or ineffective, shall be given such full force and effect as may be permitted by law.

         13) REMEDIES. Executive and the Company recognize that the services to be rendered under this Agreement by Executive are special, unique, and of extraordinary character, and that in the event of the breach by Executive of the terms and conditions of Sections 5, 6 and 7 hereof the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach thereof or to enforce the specific performance services for any other person, firm or corporation engaged in activities Competitive with the Business of the Company.

                           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                             HEMOBIOTECH, INC.,

                                             a Delaware corporation

                                             By: /s/ Arthur P. Bollon
                                                --------------------------------
                                             Arthur P. Bollon, President

                                                 /s/ Robert Comer
                                             -----------------------------------
                                             Robert Comer, "Executive"